UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 14, 2013

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On August 14, 2013, 1st Constitution Bancorp (the “Company”) and its primary operating subsidiary, 1st Constitution Bank (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rumson-Fair Haven Bank & Trust Company (“RFHB”), providing for the merger of RFHB with and into the Bank, with the Bank as the surviving entity (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding share of common stock of RFHB will be converted into the right to receive, at the election of the holder of such common stock of RFHB, (i) cash consideration of $7.50 or (ii) 0.7772 of a share of common stock of the Company, or a combination of both, subject to the payment of cash in lieu of fractional shares and customary proration and allocation procedures, if necessary, to assure that 60% of the outstanding shares of common stock of RFHB are exchanged for cash and 40% of the outstanding shares of common stock of RFHB are exchanged for shares of common stock of the Company.  In addition, each outstanding option to acquire shares of common stock of RFHB will be terminated and converted to the right to receive cash equal to the product of (i) the aggregate number of shares of common stock of RFHB underlying such outstanding option multiplied by (ii) the excess, if any, of $7.50 over the per share exercise price of such outstanding option.  Stock awards will be converted into shares of common stock of the Company.  Each outstanding share of common stock of the Company will remain outstanding and unaffected by the Merger.

Under New Jersey banking law, shareholders of RFHB can elect to dissent from the Merger.  Any shareholder electing to dissent shall be entitled to a cash payment for such shares only to the extent permitted by and in accordance with New Jersey banking law.

The Merger Agreement contains typical representations, warranties, and covenants of the Company, the Bank and RFHB, including, among others, covenants that require, during the period between the execution of the Merger Agreement and consummation of the Merger, (i) RFHB to use commercially reasonable efforts to conduct its business in the ordinary course and consistent with past banking practice and prudent banking practice; and (ii) RFHB to not, subject to certain exceptions generally related to the Board’s evaluation and exercise of its fiduciary duties, (a) solicit proposals relating to alternative business combination transactions or (b) enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

The Bank has agreed to expand its board of directors to add one seat and appoint James G. Aaron (or if he is unwilling to serve, another member of RFHB’s board of directors) to fill the new seat, subject to certain corporate governance procedures.

The Merger Agreement provides certain termination rights for the Company, the Bank and RFHB, and further provides that upon termination of the Merger Agreement under certain circumstances, RFHB will be obligated to pay the Company a termination fee of $1,000,000 and out of pocket expenses incurred by the Company and the Bank in connection with the Merger of up to $275,000; provided, however, that the sum of the termination fee and such out-of-pocket expenses shall not exceed $1,275,000.

Completion of the Merger is subject to customary closing conditions, including (i) receipt of the requisite approval of the shareholders of RFHB, (ii) receipt of regulatory approvals, (iii) the absence of any law or order prohibiting the closing and (iv) and the effectiveness of the registration statement to be filed by the Company with respect to the common stock to be issued in the Merger.  In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants in all material respects.

The Merger Agreement also contains representations and warranties that the parties have made to each other as of specific dates.  Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the Merger described therein, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.  The representations and warranties contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to the merger Agreement.  Shareholders should read the Merger Agreement together with the other information concerning the Company that the Company publicly files in reports and statements with the Securities and Exchange Commission.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Additional Information and Where to Find it

In connection with the proposed Merger, the Company intends to file a registration statement which will include a proxy statement/prospectus with the Securities and Exchange Commission (the “Commission”).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by the Company with the Commission at the Commission’s website at www.sec.gov.  Copies of these documents may also be obtained from the Company (when available) by directing a request to Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of RFHB.  However, the Company, RFHB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from RFHB’s shareholders in respect of the proposed transaction.  Information regarding the directors and executive officers of the Company may be found in its definitive proxy statement relating to its 2013 Annual Meeting of Shareholders, which was filed with the Commission on April 11, 2013 and can be obtained free of charge from the Commission’s website at www.sec.gov or from the Company by directing a request to Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.  Information regarding the directors and executive officers of RFHB may be found in its proxy statement relating to its 2013 Annual Meeting of Shareholders, which can be obtained free of charge from Gayle Hoffman, Senior Vice President and Chief Financial Officer, Rumson-Fair Haven Bank & Trust Company, at 20 Bingham Avenue, Rumson, New Jersey 07760, telephone (732) 933-4445.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements.  When used in this and in future filings by the Company with the SEC, in press releases by the Company and in oral statements made with the approval of an authorized executive officer of the Company, the words or phrases “will,” “will likely result,” “could,” “anticipates,” “believes,” “continues,” “expects,” “plans,” “will continue,” “is anticipated,” “estimated,” “project” or “outlook” or similar expressions (including confirmations by an authorized executive officer of the Company of any such expressions made by a third party with respect to the Company) are intended to identify forward-looking statements.  The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made.  Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.

Factors that may cause actual results to differ from those results expressed or implied, include, but are not limited to, those listed under “Business”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K filed with the Commission on March 22, 2013, such as the overall economy and the interest rate environment; the ability of customers to repay their obligations; the adequacy of the allowance for loan losses; competition; significant changes in accounting, tax or regulatory practices and requirements; certain interest rate risks; risks associated with investments in mortgage-backed securities; and risks associated with speculative construction lending. Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability.  Other factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the proposed Merger or to satisfy other conditions to the proposed Merger on the proposed terms and within the proposed timeframe including, without limitation, the inability to realize expected cost savings and synergies from the proposed Merger in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; and the inability to retain RFHB’s customers and employees; and an increase in the share price of the Company’s common stock from the date of the Merger Agreement until the closing of the proposed Merger which, as a result of the fixed exchange ratio, will result in an increase in the cost of the proposed Merger to the Company.  The Company undertakes no obligation to publicly revise any forward-looking statements to reflect anticipated or unanticipated events or circumstances occurring after the date of such statements, except as required by law.

Item 7.01.       Regulation FD Disclosure.

The Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K an investor presentation, dated August 15, 2013, for various investor meetings or conference calls which may occur prior to the consummation of the Merger.  The Company is not undertaking to update this investor presentation.  The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and shall be not deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  The filing of this information under Item 7.01 of Form 8-K will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01.       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Title

2.1	Agreement and Plan of Merger, dated August 14, 2013, by and between 1st Constitution Bancorp, 1st Constitution Bank and Rumson-Fair Haven Bank & Trust Company.*

99.1	1st Constitution Bancorp investor presentation, dated August 15, 2013, for various investor meetings or conference calls.**

*	The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. 1st Constitution Bancorp will furnish copies of any schedules to the Commission upon request.

**	Exhibit 99.1 is furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: August 15, 2013	By:	/s/ JOSEPH M. REARDON
Name: Joseph M. Reardon
Title: Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

2.1	Agreement and Plan of Merger, dated August 14, 2013, by and between 1st Constitution Bancorp, 1st Constitution Bank and Rumson-Fair Haven Bank & Trust Company.*

99.1	1st Constitution Bancorp investor presentation, dated August 15, 2013, for various investor meetings or conference calls.**

*	The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. 1st Constitution Bancorp will furnish copies of any schedules to the Commission upon request.

**	Exhibit 99.1 is furnished with this Current Report on Form 8-K.